===================================================

                           MANAGING GENERAL PARTNERS

                               Robert R. Fortune
                               G. Willing Pepper
                                R. Stewart Rauch
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                         PNC Bank, National Association
                                      and
                               PNC Institutional
                             Management Corporation
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)

===================================================
===================================================

                         CHESTNUT STREET EXCHANGE FUND

                                 Annual Report

                               December 31, 1996

                            Chestnut Street Exchange
                                      Fund

                              400 Bellevue Parkway
                                   Suite 100
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer

===================================================

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                February 7, 1997
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 1996.

     Our Fund earned $3.36 per share from net investment income for a share outstanding throughout 1996, compared to $3.22 per share earned in 1995.

     Total distributions from net investment income, applicable to 1996, also amounted to $3.36 per share, including $1.56 per share distributed in January 1997. Additionally, in accordance with Fund policy, approximately thirty percent of the 1996 realized capital gains (federal income tax basis), or $2.53 per share, was distributed in January 1997. After providing for the January 1997 distribution, the net asset value at the end of 1996 was $242.91 per partnership share, a new year-end high.

     Securities purchased since our last report were 22,000 shares of Aetna, Inc., 58,000 shares of Philip Morris Cos., Inc. and 70,000 shares of Federal National Mortgage Association. Melville Corp. changed its name to CVS Corp. The holding in Loctite Corp. was sold in December 1996, resulting in a federal tax gain of $8.39 per share.

     Securities received in corporate spinoffs since our last report and their source were:

         ACNielsen Corporation                            Footstar, Inc.
     (Dun & Bradstreet Corporation)                      (Melville Corp.)
            Allegiance Corp.                        Lucent Technologies, Inc.
      (Baxter International, Inc.)                         (AT&T Corp.)
         Cognizant Corporation                   Newport News Shipbuilding, Inc.
     (Dun & Bradstreet Corporation)                      (Tenneco, Inc.)
        El Paso Natural Gas Co.                Union Pacific Resources Group, Inc.
            (Tenneco, Inc.)                           (Union Pacific Corp.)

     Data on the performance of our Fund since inception and comparisons to leading stock market indices are contained in the accompanying Investment Adviser's Report.

     Accompanying this report is a letter to the partners which provides an explanation of the different tax treatment of the Fund required as of January 1, 1998. You should discuss this letter with your tax adviser. You may also call the Fund office if you have questions.

     Your questions or comments concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ ROBERT R. FORTUNE

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

     The stock market turned in another banner investment year. For the second year, inflation was low, interest rates fell, productivity increased, and profit margins expanded rapidly, combining to produce excellent results for the year. All market segments did well, with large capitalization stocks outperforming smaller ones.

     Large capitalization equities surged during 1996; the S&P 500 index total return was 22.3% for the year. According to Thomson Investment, the average U.
S. equity mutual fund last year returned 22.8%, just ahead of the market. Chestnut Street Exchange Fund returned 28.1%.

                                COMPARATIVE DATA

                                                           CSEF         DJIA        S&P 500
                                                         --------     ---------     -------
    Market Value 12/31/96..............................  $ 242.91       6448.27      740.74
    Market Value 12/31/95..............................  $ 194.26       5117.12      615.93
    % Increase in 1996.................................      25.0%         26.0%       20.3%
    1996 Distributions.................................  $   5.89     $  131.14     $ 14.90
    Total Return 1996..................................      28.1%         28.6%       22.3%
    Market Value 12/29/76..............................  $  25.00        994.93      106.34
    % Increase 1976-1996...............................     871.6%        548.1%      596.6%
    Distributions 1976-1996............................  $  47.97     $1,561.40     $186.53
    Total Return 1976-1996.............................    1063.5%        705.0%      772.0%

     We expect the economy to show modest growth through 1997, with growth slowing over the course of the year. In the fourth quarter of 1996, the economy grew at 4.7%, higher than expected, leading to 3.4% real GDP growth for the year. The stage is set for slow but steady economic growth in 1997 with slowdowns in housing starts and durable goods orders in December 1996 bringing those indices back to levels more consistent with trendline growth. Retail sales over the important Christmas shopping season showed modest gains, while disposable income growth was also modestly positive. We expect export growth to drive economic growth in the U.S. in 1997 and interest rates to remain largely flat over the course of the year.

     Profit growth began to slow over the course of 1996 and comparisons will become increasingly difficult as we progress through 1997. In this environment, stable growth stocks should continue to do well. The Fund's diversification should enable us to benefit from these trends.

January 31, 1997                        PNC INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1996

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
COMMON STOCKS--98.6%
             AUTO & AUTO PARTS--0.6 %
     41,299  Genuine Parts Company.....    $   1,837,806
                                           -------------
             BANKS--8.3 %
     24,952  Barnett Banks Inc. .......        1,026,151
     60,000  CoreStates Financial Corp.        3,112,500
     30,757  First Chicago NBD
               Corp. ..................        1,653,189
     40,000  Morgan (J.P.) & Co.,
               Inc. ...................        3,905,000
     89,328  NationsBank Corp. ........        8,731,812
    157,266  Norwest Corp. ............        6,841,071
                                           -------------
                                              25,269,723
                                           -------------
             BUILDING MATERIALS &
               FOREST PRODUCTS--1.9 %
     45,130  Armstrong World
               Industries, Inc. .......        3,136,535
     52,117  Weyerhaeuser Company......        2,469,043
                                           -------------
                                               5,605,578
                                           -------------
             BUSINESS PRODUCTS &
               SERVICES--4.1 %
     16,882* ACNielsen Corporation.....          255,340
     50,647  Cognizant Corporation.....        1,671,351
     50,647  Dun & Bradstreet
               Corporation.............        1,202,866
     68,416  Harland (John H.) Co. ....        2,257,728
     52,000  Minnesota Mining &
               Manufacturing Company...        4,309,500
     60,000  PHH Corp. ................        2,580,000
                                           -------------
                                              12,276,785
                                           -------------
             CHEMICALS--5.0 %
     96,700  Air Products & Chemicals,
               Inc. ...................        6,684,388
     52,100  BetzDearborn Inc. ........        3,047,850
    208,000  Cabot Corporation.........        5,226,000
                                           -------------
                                              14,958,238
                                           -------------
             CAPITAL GOODS--0.0 %
      4,800* Newport News Shipbuilding,
               Inc.....................           72,000
                                           -------------
             CONSUMER NON-DURABLES &
               SERVICES--7.4 %
    425,239  Coca-Cola (The) Company...       22,378,202
                                           -------------
             CONTAINERS--1.2%
     67,148  Crown Cork & Seal Company,
               Inc. ...................        3,651,173
                                           -------------

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
             DIVERSIFIED
               COMPANIES--2.7 %
    157,190  Alco Standard Corporation...  $   8,114,934
                                           -------------
             DRUGS & MEDICAL--16.1 %
    121,964  Abbott Laboratories,
               Inc. ...................        6,189,673
      7,835  Allegiance Corp...........          216,442
     39,177  Baxter International,
               Inc. ...................        1,606,257
    411,984  Johnson & Johnson,
               Inc. ...................       20,496,204
    203,995  Merck & Company, Inc. ....       16,166,604
     62,000  SmithKline Beecham plc
               ADS.....................        4,216,000
                                           -------------
                                              48,891,180
                                           -------------
             ELECTRICAL
               EQUIPMENT--5.3 %
    101,567  Emerson Electric Company...       9,826,607
     64,000  General Electric Company...       6,328,000
                                           -------------
                                              16,154,607
                                           -------------
             ELECTRONICS--19.5%
    105,538  AMP, Inc. ................        4,050,021
     44,596  Hewlett-Packard Company...        2,240,949
      5,200* Imation Corp. ............          146,250
    280,659  Intel Corp. ..............       36,748,770
     21,065  Lucent Technologies,
               Inc. ...................          974,256
    119,118  Motorola, Incorporated....        7,310,867
    159,207  Raytheon Company..........        7,661,837
                                           -------------
                                              59,132,950
                                           -------------
             ENTERTAINMENT--1.6%
     68,000  Walt Disney Company.......        4,734,500
                                           -------------
             FOOD PROCESSING &
               DISTRIBUTION--3.5%
    170,000  McCormick & Co. Inc. .....        4,005,625
     58,000  Philip Morris Cos.,
               Inc. ...................        6,532,250
                                           -------------
                                              10,537,875
                                           -------------
             INSURANCE &
               FINANCIAL--4.0%
     44,000  Aetna, Inc. ..............        3,520,000
     43,930  American Express
               Company.................        2,482,045
     12,028  CIGNA Corp. ..............        1,643,326
     70,000  Federal National Mortgage
               Association.............        2,607,500
     19,392  Marsh & McLennan
               Companies, Inc. ........        2,016,768
                                           -------------
                                              12,269,639
                                           -------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
COMMON STOCKS (CONTINUED)
             LODGING &
               RESTAURANT--1.5 %
    101,234  McDonald's Corporation....    $   4,580,838
                                           -------------
             NATURAL GAS
               TRANSMISSION--0.4%
     24,000  Tenneco, Inc. ............        1,083,000
                                           -------------
             OFFICE EQUIPMENT--0.5%
     10,471  International Business
               Machines Corporation....        1,581,121
                                           -------------
             PAPER--1.0%
     30,000  Consolidated Papers, Inc. ...     1,473,750
     55,432  Westvaco Corp. ...........        1,593,670
                                           -------------
                                               3,067,420
                                           -------------
             PETROLEUM--2.9%
     13,500  Atlantic Richfield Co. ...        1,788,750
     40,000  Exxon Corp. ..............        3,920,000
     40,360  Louisiana Land &
               Exploration Company.....        2,164,305
     33,877  Union Pacific Resources
               Group, Inc. ............          990,902
                                           -------------
                                               8,863,957
                                           -------------
             PETROLEUM EQUIPMENT &
               SERVICES--1.0%
      2,232  El Paso Natural Gas
               Co. ....................          112,716
     30,216  Schlumberger, Ltd. .......        3,017,823
                                           -------------
                                               3,130,539
                                           -------------
             POLLUTION CONTROL--1.5%
    114,556  Browning-Ferris
               Industries, Inc. .......        3,007,095
     48,736  WMX Technologies, Inc. ...        1,590,012
                                           -------------
                                               4,597,107
                                           -------------
             RETAIL--GENERAL &
               SPECIALTY--3.3%
    116,772  Albertson's Inc. .........        4,160,003
     58,600  CVS Corp. ................        2,424,575
     16,870* Footstar, Inc. ...........          419,641
     60,000  Penney (J.C.) Company,
               Inc. ...................        2,925,000
                                           -------------
                                               9,929,219
                                           -------------
  NO. OF
  SHARES                                       VALUE
-----------                                -------------
             TELEPHONE UTILITIES--3.4%
     65,000  AT&T Corp. ...............    $   2,827,500
    163,900  GTE Corp. ................        7,457,450
                                           -------------
                                              10,284,950
                                           -------------
             TRANSPORTATION--1.9%
     39,932  Burlington Northern,
               Inc. ...................        3,449,127
     40,000  Union Pacific Corp. ......        2,405,000
                                           -------------
                                               5,854,127
                                           -------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $54,695,960).......        98.6%     298,857,468
Distributions payable......        (1.7)      (5,105,362)
Other assets in excess of
  other liabilities........         3.1        9,443,233
                                  -----    -------------
NET ASSETS (Applicable to
  1,248,165 partnership
  shares outstanding)......       100.0%   $ 303,195,339
                                  =====    =============
NET ASSET VALUE PER
  SHARE....................                $      242.91
                                           =============
NET ASSETS APPLICABLE TO
  SHARES OWNED BY:
Limited partners
  (1,189,127 shares).......                $ 288,854,249
Managing general partners
  (13,381 shares).......... $ 3,250,417
Non-managing general
  partner (45,657
  shares)..................  11,090,673       14,341,090
                            -----------    -------------
Total net assets
  (1,248,165 shares).......                $ 303,195,339
                                           =============

* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Dividends..............................   $ 5,205,309
  Interest...............................       413,460
                                            -----------
      Total income.......................     5,618,769
                                            -----------
  Expenses:
  Investment advisory fee................     1,194,793
  Managing general partners' compensation
    and officer's salary.................        44,995
  Legal..................................        43,740
  Custodian fees.........................        24,820
  Audit..................................        23,765
  Transfer agent.........................        15,228
  Insurance..............................         4,362
  Printing...............................        26,104
  Other..................................        16,194
                                            -----------
      Total expenses.....................     1,394,001
                                            -----------
        Net investment income............     4,224,768
                                            -----------

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain from security
    transactions:
    Sold or distributed upon redemption
      of partnership shares..............    19,516,479
  Unrealized appreciation of investments:
    Beginning of year......  $199,110,716
    End of year............   244,161,508
                             ------------
                                             45,050,792
                                            -----------
        Net realized and unrealized gain
          on investments.................    64,567,271
                                            -----------
    Net increase in net assets resulting
      from operations....................   $68,792,039
                                            ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                1996           1995
                            ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  OPERATIONS:
    Net investment
      income..............  $  4,224,768   $  4,201,731
    Net realized gain
      (loss) from security
      transactions (for
      federal income tax
      purposes net gain is
      $10,543,851 and
      $5,230).............     9,750,471        (20,440)
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership
      shares..............     9,766,008      4,500,529
    Increase in unrealized
      appreciation of
      investments.........    45,050,792     61,179,956
                            ------------   ------------
    Increase in net assets
      resulting from
      operations..........    68,792,039     69,861,776
                            ------------   ------------
  DISTRIBUTIONS TO
    PARTNERS FROM:
    Net investment
      income..............    (4,229,985)    (4,194,988)
    Net realized gains
      (federal income tax
      basis)..............    (3,158,084)             0
                            ------------   ------------
    Total distributions to
      partners............    (7,388,069)    (4,194,988)
                            ------------   ------------
  CAPITAL SHARE
    TRANSACTIONS:
    Net asset value of
      1,596 and 5,545
      shares issued to
      partners in lieu of
      cash
      distributions.......       326,922        832,230
    Cost of 50,630 and
      33,208 shares
      repurchased.........   (10,530,804)    (5,851,793)
                            ------------   ------------
    Decrease in net assets
      from capital share
      transactions........   (10,203,882)    (5,019,563)
                            ------------   ------------
    Total increase in net
      assets..............    51,200,088     60,647,225
  NET ASSETS:
    Beginning of year.....   251,995,251    191,348,026
                            ------------   ------------
    End of year...........  $303,195,339   $251,995,251
                            =============  =============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------
                                             1996        1995       1994       1993       1992
                                           --------    --------   --------   --------   --------
Net Asset Value, Beginning of Year......   $ 194.26    $ 144.43   $ 142.79   $ 134.44   $ 125.46
                                           --------    --------   --------   --------   --------
Income From Investment Operations:
  Net investment income.................       3.36        3.22       3.07       2.62       2.48
  Net gain on securities (both realized
     and unrealized)....................      51.18       49.82       4.27       8.35       8.99
                                           --------    --------   --------   --------   --------
       Total from investment
          operations....................      54.54       53.04       7.34      10.97      11.47
                                           --------    --------   --------   --------   --------
Less Distributions:
  Distributions from net investment
     income.............................      (3.36)      (3.21)     (3.07)     (2.62)     (2.49)
  Distributions from realized gains
     (federal income tax basis).........      (2.53)        .00      (2.63)       .00        .00
                                           --------    --------   --------   --------   --------
       Total distributions..............      (5.89)      (3.21)     (5.70)     (2.62)     (2.49)
                                           --------    --------   --------   --------   --------
Net Asset Value, End of Year............   $ 242.91    $ 194.26   $ 144.43   $ 142.79   $ 134.44
                                           =========   =========  =========  =========  =========
Total Return............................      28.09%      36.88%      5.19%      8.19%      9.23%
Ratios/Supplemental Data:
  Net Assets, End of Year (000s)........   $303,195    $251,995   $191,348   $196,748   $196,263
  Ratios to average net assets:
     Operating expenses.................        .51%        .52%       .54%       .54%       .54%
     Net investment income..............       1.55%       1.84%      2.11%      1.87%      1.89%
  Portfolio Turnover Rate...............       3.92%        .00%      3.88%       .00%       .00%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. Significant accounting policies are as follows:
    Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the last reported sales price on December 31, 1996 for such security. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. No provision is made for federal income taxes inasmuch as the Fund is a partnership and net income will be taxable to the individual partners on a pro-rata basis. The Fund intends to distribute investment income quarterly and approximately 30 percent of its net realized capital gains (federal income tax basis) annually.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Under agreements among the Fund, PNC Bank, National Association, (PNC Bank) and PNC Institutional Management Corporation (PIMC), a wholly-owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and maintains the Fund's financial accounts. PFPC, an affiliate of PNC Bank, is the Fund's transfer agent. PNC Bank is obligated to provide a non-managing general partner who will own at all times at least 1% of the Fund's outstanding shares. PNC Bank pays the non-managing general partner a fee, computed daily and payable monthly, at the annual rate of 1/10th of 1% of the Fund's average daily net assets as consideration for acting in that capacity. The Fund pays PIMC a fee, as investment adviser, computed daily and payable monthly, at an annual rate of 5/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 4/10ths of 1% of net assets exceeding $100,000,000. The managing general partners each receive a fixed fee as compensation for their services.

(C) The aggregate cost of investments for federal income tax purposes at December 31, 1996 was $41,023,019. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $258,114,244, excess of tax cost over value ($279,795).

(D) For the year ended December 31, 1996 purchases and sales of investment securities (excluding short-term obligations) were $10,439,789 and $10,515,443, respectively.

(E) At December 31, 1996, net assets consisted of:

     Undistributed net investment income....................................      $       6,668
     Unrealized gain on investments.........................................        244,161,508
     Other capital--paid-in or reinvested...................................         59,027,163
                                                                                   ------------
                                                                                  $ 303,195,339
                                                                                   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Chestnut Street Exchange Fund:

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "Fund") as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 7, 1997